UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 26, 2009
Park National Corporation

(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500

(Address of principal executive offices)	(Zip Code)
(740) 349-8451

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition
     On January 26, 2009, Park National Corporation (“Park”) issued a news release (the “News Release”) announcing results for the three months (fourth quarter) and twelve months ended December 31, 2008. A copy of this News Release is included as Exhibit 99.1 and incorporated herein by reference.
     Park’s management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate Park’s performance. Specifically, management reviews: (i) net income available to common shareholders before impairment charge, (ii) net income available to common shareholders before impairment charge per common share-diluted, (iii) return on average tangible assets before impairment charge, (iv) return on average assets before impairment charge, (v) return on average tangible realized common equity before impairment charge, (vi) return on average common equity before impairment charge, (vii) efficiency ratio before impairment charge; and (viii) tangible common book value per share (all defined as “Non-GAAP Measures”). Management has included in the News Release information relating to the Non-GAAP Measures for the three-month and twelve-month periods ended December 31, 2008 and 2007. Management believes that these Non-GAAP Measures present a reasonable view of Park’s operating performance and ensure comparability of operating performance from period to period while eliminating certain non-operational effects of acquisitions, goodwill impairment charges, and unrealized gains and losses arising from mark-to-market accounting for the fair value of investment securities. In the News Release, Park has provided reconciliations of these Non-GAAP Measures solely for the purpose of complying with SEC Regulation G and not as an indication that these Non-GAAP Measures are substitutes for financial measures determined in accordance with GAAP.

Item 8.01 — Other Events
Declaration of Cash Dividend
     As reported in the News Release, on January 26, 2009, the Park Board of Directors declared a $0.94 per share regular quarterly cash dividend in respect of Park’s common shares. The dividend is payable on March 10, 2009 to shareholders of record as of the close of business on February 26, 2009. A copy of the News Release is included as Exhibit 99.1 and the portion of the News Release addressing the declaration of the quarterly cash dividend is incorporated herein by reference.
Item 9.01 — Financial Statements and Exhibits.
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits. The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News Release issued by Park National Corporation on January 26, 2009.
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signature on following page.]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION
Dated: January 26, 2009	By:	/s/ John W. Kozak
John W. Kozak
Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated January 26, 2009
Park National Corporation

Exhibit No.	Description
99.1	News Release issued by Park National Corporation on January 26, 2009